UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report September 14, 2004

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is Office Depot, Inc.’s announcement regarding an update to its prior forward-looking statements relating to its fiscal third quarter and its full fiscal year 2004, as presented in the Company’s news release dated September 14, 2004.

This information is furnished pursuant to Item 2.02 of Form 8-K as an update of previous forward-looking earnings guidance. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

99.1	News release of Office Depot, Inc. issued on September 14, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: September 14, 2004	By:	/s/ DAVID C. FANNIN
David C. Fannin
Executive Vice President and General Counsel

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